Exhibit 99.1

Century Aluminum Company Announces Jennifer Bush as New Independent Board Member

CHICAGO, December 8, 2021 (GLOBE NEWSWIRE) – Century Aluminum Company (NASDAQ: CENX) announced today that its Board of Directors (the “Board”) increased the size of the Board from five to six members on December 6, 2021 and appointed Jennifer (“Jenny”) Bush as an independent director effective immediately with a term expiring at Century’s annual meeting of stockholders in 2022.

Ms. Bush has been with Cummins Inc. (NYSE: CMI) since 1997 and has been serving as the Vice President, Cummins Sales and Service, North America since 2017. Ms. Bush leads the North America distribution business, overseeing a $5 billion segment with more than 250 locations and 9,000 employees.

“Century is pleased to announce the addition of Ms. Jennifer Bush to the Board. Ms. Bush’s expertise and experience in industrial settings focused on safety and operational excellence aligns well with Century’s core values. Ms. Bush’s leadership will be invaluable to Century as we sustainably grow our business”, commented Andrew Michelmore, Chairman of the Board.

Among numerous strong leadership characteristics, Ms. Bush brings 25 years of experience of global P&L, commercial and operational leadership in industrial businesses to the Board along with a strong commitment to health, safety, and sustainability. Ms. Bush’s strategic and operational acumen are an asset to Century as well as her strength as a leader who has embedded sustainability into her business strategy. Ms. Bush completed her ONC and HNC in Mechanical Engineering at Wirral Metropolitan College (United Kingdom) and holds her MBA in Marketing from University of Leicester (United Kingdom).

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.

Cautionary Statement
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company